Exhibit 99.1

FOR IMMEDIATE RELEASE

For information, contact:
Michelle Cahill
November 9, 2026	Century Communities, Inc.
303.301.8662
Michelle.Cahill@centurycommunities.com

Headline: Century Communities Announces Promotion of Jim Francescon to President

Subhead: Appointment Reflects Company’s Commitment to Long-Term Succession Planning for Top 10 Public Homebuilder

GREENWOOD VILLAGE, Colo., November 9, 2026 – Century Communities, Inc. (NYSE: CCS)—a top national homebuilder, industry leader in online home sales, and featured on America's Most Trustworthy Companies by Newsweek and U.S. News & World Report’s Best Companies to Work For—today announced that, as part of its long-term succession planning process, Jim Francescon has been promoted to President, effective January 1, 2027. Mr. Francescon currently serves as Executive Vice President, Corporate Operations. Dale Francescon will continue to serve as Executive Chairman and Rob Francescon, who currently serves as Chief Executive Officer and President, will continue to serve as Chief Executive Officer.

As President, Mr. Francescon will oversee the Company’s homebuilding operations, land, and related corporate functions and will help drive the Company’s strategy and growth.

“Today’s announcement reflects the implementation of a succession plan that our Board, Rob, and I have been planning and executing over the past two years,” said Dale Francescon, Executive Chairman of Century Communities. “We have been very thoughtful in how we have approached succession, with the goal of best positioning Century for long-term alignment with shareholders, success, and growth.”

“Jim has played an integral role in shaping our strategic direction and our growth into one of the largest homebuilders in the country, including leading our recent acquisitions that have deepened our footprint and strengthened our platform,” said Rob Francescon, Chief Executive Officer of Century Communities. “I look forward to continuing to work closely with Jim and our entire executive team as we position Century for continued success.”

“I am honored to take on this role and grateful to our Board, Dale, and Rob for their confidence,” said Jim Francescon. “We have built a strong operating platform and a talented team, and I am excited about the opportunities ahead as we continue to grow and deliver on our promise of A Home for Every Dream®.”

Mr. Francescon joined Century in 2019 and most recently served as Executive Vice President, Corporate Operations, overseeing much of the Company’s corporate operations, including homebuilding, land, strategy, business development, and mergers and acquisitions. In this role, he has led the Company’s acquisition strategy, including its recent acquisitions of HistoryMaker Homes, Anglia Homes, and Landmark Homes of Tennessee, which expanded Century’s presence in Dallas-Fort Worth, Houston, and Nashville, respectively. Before serving as Executive Vice President, Mr. Francescon was President of Century Living, the Company’s multifamily platform, and before that served as Corporate Vice President. Before joining Century, Mr. Francescon worked in private equity at GoldPoint Partners, a subsidiary of New York Life Investments, and in investment banking at J.P. Morgan Securities LLC. He holds a Bachelor of Science in Business Administration with a concentration in Finance and Real Estate and a Master of Science in Finance from the University of Denver. Mr. Francescon also serves as a Trustee of the University of Denver, Children’s Hospital Colorado Foundation, and ACE Scholarships Colorado.

About Century Communities
Century Communities, Inc. (NYSE: CCS) is one of the nation's largest homebuilders and a recognized industry leader in online home sales. Newsweek has named the Company one of America's Most Trustworthy Companies for four consecutive years. Century Communities has also been designated as one of U.S. News & World Report's Best Companies to Work For (2025–2026). Through its Century Communities and Century Complete brands, Century's mission is to build attractive, high-quality homes at affordable prices to provide its valued customers with A HOME FOR EVERY DREAM®. Century is engaged in all aspects of homebuilding — including the acquisition, entitlement and development of land, along with the construction, innovative marketing and sale of quality homes designed to appeal to a wide range of homebuyers. The Company operates in 16 states and over 45 markets across the U.S., and offers mortgage, title, insurance brokerage, and escrow services in select markets through its Inspire Home Loans, Parkway Title, IHL Home Insurance Agency, and IHL Escrow subsidiaries. To learn more about Century Communities, please visit www.centurycommunities.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. Forward-looking statements may be identified by the use of words such as “will,” “continue,” “anticipate,” “believe,” “expect,” “estimate,” and “plan,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements in this release include statements regarding the Company’s leadership transition, succession planning, and anticipated future growth. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on historical information available at the time the statements are made and are based on management’s reasonable belief or expectations with respect to future events, and are subject to risks and uncertainties, many of which are beyond the Company’s control, that could cause actual performance or results to differ materially from the belief or expectations expressed in or suggested by the forward-looking statements. The following important factors could cause actual results to differ materially from those expressed in the forward-looking statements: risks associated with leadership changes; changes in general economic conditions, including interest rates, inflation, and employment levels; consumer confidence and affordability concerns; the impact of geopolitical conflicts including in the Middle East, tariffs and increased costs, immigration reform and enforcement, global supply chain disruptions, labor, land and raw material or other resource shortages and delays, and municipal and utility delays on the Company’s business, industry and the broader economy; the availability and cost of financing; home incentive levels; the ability to identify and acquire desirable land and dispose of land when appropriate; availability and pricing for land, labor and raw materials and other resources; reliance on contractors and key personnel; the effect of competition; risks associated with the Company’s mortgage lending business and increased use of adjustable-rate mortgages; risks associated with the Company’s recent HistoryMaker Homes acquisition, including the possibility that the Company will not realize the anticipated benefits of such acquisition; risks associated with the Company’s multi-family rental businesses; future impairment and restructuring charges; the effect of tax changes; the effect of recent federal housing legislation; and the other factors included in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to update any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Investors are referred to the Company’s Annual Report on Form 10-K for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement.

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